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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 19, 1996


                           SAZTEC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


      California                    0-15353                    33-0178457
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(State or other jurisdiction   (Commission File               (IRS Employer
      incorporation)                Number)                Identification No.)


                43 Manning Road, Billerica, Massachusetts 01821
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                    (Address of principal executive offices)


Registrant's telephone number, including area code               (508) 262-9800


                                       N/A
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         (Former name or former address, if changed since last report)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 19, 1996, the Board of Directors of the Registrant voted to appoint Grant Thornton, L.L.P. as the certifying accountants for the Registrant for the fiscal year ending June 30, 1996, subject to shareholder ratification of such appointment at the annual meeting of shareholders scheduled for February 22, 1996. Although the former auditing firm had issued qualified opinions on the financial statements of the Registrant for each of the fiscal years ended June 30, 1994 and June 30, 1995, there are no disagreements between the Registrant and such firm regarding accounting or financial disclosure that precipitated the change in accounting firms. Prior to engaging Grant Thornton, the Registrant did not inquire of Grant Thornton whether it is likely to issue a qualified opinion for the fiscal year ending June 30, 1996 or regarding Grant Thornton's views on any other accounting or financial disclosure issues.

     The Registrant has provided the prior certifying accountants with a copy of the foregoing disclosure and has requested that such firm submit a letter to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements in the preceding paragraph. A copy of that letter will be filed by the Registrant as an amendment to this Form 8-K as soon as it is received by the Registrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)  N/A

(B)  N/A

(C)  Material to be Filed as Exhibits:

                 Regulation SB-K
                    Item 601             Description of Exhibit       Page
                    --------             ----------------------       ----

                      16             Letter on change in certifying
                                               accountant.               *

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                 * To be filed by amendment.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on is behalf by the undersigned hereunto duly authorized.

DATE:     January 26, 1996

                                        SAZTEC INTERNATIONAL, INC.

                                        By: /s/  Gary Abernathy

                                        Name:  Gary Abernathy

                                        Title:  President


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